ARIEL MUTUAL FUNDS

[ARIEL MUTUAL FUND LOGO]

THE PATIENT INVESTOR

Ariel Fund

Ariel Appreciation Fund

Ariel Premier Bond Fund

Quarterly Report--December 31, 2000

IMPORTANT SHAREHOLDER NEWS

Beginning in March 2001, Ariel Mutual Funds' Automatic Investment Plan participants will receive QUARTERLY CONFIRMATIONS instead of monthly confirmations. This process was requested by shareholders like you who emailed us their suggestions. We thought this was a great idea because it not only streamlines record-keeping for our shareholders, but also reduces the funds' mailing costs which decreases your expenses.

Ariel Mutual Funds' AUTOMATIC INVESTMENT PLAN is a great way to regularly invest, and we encourage our shareholders to take advantage of it. Additionally, you may choose to use our PAYROLL DIRECT DEPOSIT PLAN. This safe and convenient program allows you to invest directly from your paycheck into Ariel Mutual Funds, making budgeting even easier.

Ariel Investment Trust
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
800.292.7435
312.726.0140
www.arielmutualfunds.com

                               TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                                                          2
Company in Focus                                                              6
Company Updates                                                               8
Ariel Equity Funds                                                           10
Schedule of Equity Investments                                               12
Equity Statistical Summary                                                   16
Ariel Premier Bond Fund                                                      18
Schedule of Bond Investments                                                 20
Board of Trustees                                                            25

                                            SLOW AND STEADY WINS THE RACE.-AESOP

THE PATIENT INVEST[ARIEL MUTUAL FUND LOGO]R-Registered Trademark-

DEAR FELLOW SHAREHOLDER: For the quarter ended December 31, 2000, the small cap value holdings of Ariel Fund rose +12.34%. On the surface, the fund's strong gain masks the stock market's significant volatility over the last three months. Yet, the disparate returns of the small cap benchmarks certainly paint a more complete picture. Specifically, during the quarter, the more aggressive small cap issues of the Russell 2000 Index fell -6.91% while the more conservative stocks of the Russell 2000 Value Index rose +8.11%. On the mid-cap front, the -3.59% return of the Russell Midcap Index was similarly dwarfed by the +9.44% gain of the Russell Midcap Value Index. Like its value benchmark, the mid-cap Ariel Appreciation Fund rose +9.26% during the period.

And so it seems, with the new millennium came new stock market leadership--an about-face from this time last year, when traditional value managers like ourselves were practically annihilated by a "new economy" stock rally and publicly scorned for clinging to time-tested--derided as "old"--investment principles. But with the passing of just 12 short months, today's investment environment is notably different-perhaps best summed by a short statement in BARRON'S which read, "In 2000--more specifically the last 10 months of the year...value stocks and smaller companies rose from the debris of the busted
Nasdaq phenoms... ." Stock market returns for the year ended December 31, 2000 are a case in point: Russell 2000 Index -3.02%; Russell 2000 Value Index +22.83%; Russell Midcap Index +8.25%; Russell Midcap Value Index +19.18%. As a means of comparison, Ariel Fund earned +28.76% in 2000, far outpacing the +17.77% return of the typical small cap value fund tracked by Lipper Analytical Services. Similarly, Ariel Appreciation Fund gained +18.82% during a period when Lipper reports the average mid cap value fund rose +16.66%. Over the long-term, both funds have proven that a conservative and disciplined approach to investing is a sound strategy. In fact, Lipper ranks Ariel Fund #1 of 12 small cap value funds that have been in existence since its inception

(1) Ariel Fund ranked 45 out of 313, 11 out of 118 and 14 out of 27 for the one-, five-and ten-year periods ended 12/31/00. Ariel Appreciation Fund ranked 78 out of 179, 12 out of 83 and 15 out of 31 for the one-, five-and ten-year periods ended 12/31/00. Lipper Analytical Services, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

in November 1986. Ariel Appreciation Fund ranks 9 out of 28 mid cap value peers since its inception in December 1989.(1)

PORTFOLIO COMINGS AND GOINGS

The heightened trading activity that characterized much of the year 2000 for the Ariel and Ariel Appreciation Funds continued through the fourth quarter as value was realized in our portfolios and a spate of new investment opportunities arose. More specifically, for the three months ended December 31, 2000, Ariel Fund began to eliminate four holdings--ACNielsen Corporation (NYSE: ART); Hunt Corporation (NYSE: HUN); Specialty Equipment Companies, Inc. (formerly NYSE:
SEC); as well as Urban Shopping Centers, Inc. (NYSE: URB). We should note that three of the four--ACNielsen, Specialty and Urban--are being sold on the good news of their takeovers at an average premium of +38%. In the case of the fourth issue, Hunt Corporation, we have lost faith in the long-term prospects of their office products business and are convinced better investment opportunities lie elsewhere. To this end, the new values being added to the Ariel Fund portfolio include: Valassis Communications, Inc. (NYSE: VCI), the Michigan-based coupon company; flatware maker, Oneida Ltd. (NYSE: OCQ); luxury retailer, Neiman Marcus Group, Inc. (NYSE: NMG.A); as well as battery maker, Energizer Holdings, Inc. (NYSE: ENR), renowned for its "Energizer Bunny." (Although we are known to root for the tortoise, in this case, we hope that bunny keeps going and going and going.)

During the quarter, Ariel Appreciation Fund began to sell two positions:
Albertson's (NYSE: ABS) and Specialty Equipment Companies, Inc. Like Ariel Fund, the elimination of Specialty results from its takeover. In the case of Albertson's, the retail grocer, we have concerns about management turnover in the face of a deteriorating competitive environment. New holdings in Appreciation Fund include eyecare provider, Bausch & Lomb (NYSE: BOL); Cendant Corporation (NYSE: CD), franchiser of Avis car rental and Days Inn Hotels among other branded consumer service companies; and like Ariel Fund, Energizer Holdings.

SWEET HOME CHICAGO

Besides the turn of the century, the year 2000 marked another milestone for Ariel Capital Management, Inc.--we moved. At first blush, a move might not seem significant. But after spending our entire 18-year history at 307 North Michigan Avenue, relocating just two blocks away proved to be a major event. So, as of

December 15th, our address changed to the landmark Aon Center (formerly known as the Amoco Building) at 200 East Randolph Drive. Having come from a "no frills," vintage building, the more modern Aon Center has been a welcome change. Our staff is happy to have CNBC in the trading room (our old building was not wired for cable); Starbucks in the lobby; climate control unaided by space heaters and fans; and the comfort that comes from simply having more room in which to think and work. Additionally, we are all mesmerized by the amazing views of our city from the 29th floor--views that will only be enhanced with the completion of the new Millennium Park right across the street.

This wonderful view serves as a constant reminder of the myriad of benefits that come from living and working in the great City of Chicago. Few visitors would argue that with our first-rate cultural institutions; our outstanding universities; our convenient transit system; our top-notch shopping; not to mention our beautiful lakefront whose shores are protected for the enjoyment of ALL citizens--that Chicago lives up to its reputation as "the City that works." As far as commerce, our backyard holds a world-class business community. Just by looking out our windows, we are reminded of a history filled with a dynamic and accomplished group of businesses and business leaders who have made an indelible imprint the world over--from EBONY and JET founder, John Johnson; to the legacy of chewing gum inventor, William Wrigley; to the vast media conglomeration of the Tribune Company (NYSE: TRB). Direct access to this business community along with the added bonus of out-of-town management teams frequenting the country's largest convention center, McCormick Place, have certainly proven invaluable resources to our investigative research effort.

BUSINESS WEAK?

It is against this backdrop that we are puzzled and amazed by an October 2000 BUSINESSWEEK cover story entitled "Chicago Blues." The article's thesis:
"[Chicago's] a great, livable city, but it's fading as a business and financial capital." Our own biases aside, we cannot seem to reconcile BUSINESSWEEK'S perspective that "...Chicago is still struggling to find the spark that will ignite it as a 21st Century city" when we rank #1 in manufacturing in the United States, #1 in commercial air travel worldwide, the world's #1 convention city, the country's #1 business travel city as well as the #1 truck and rail center in the U.S.(2) Additionally, Chicago boasts the largest private sector job base of any American metropolitan area(3) and also holds the title of America's most diversified economy with more employment sectors than any other city in the nation.(4)

(2) Source: World Business Chicago
(3) Source: US Bureau of Labor Statistics
(4) Source: World Business Chicago

So, in our humble opinion, this recent BUSINESSWEEK Chicago cover story was off the mark. But then again, BUSINESSWEEK is notorious for being a contrary indicator. Certainly, this is true of their now infamous 1979 "Death of Equities" cover story that almost exactly coincided with the longest bull run in stock market history. More recently, there was their January 2000 editorial, "Mutual Funds: Time to Clean House," which lambasted the discipline of traditional value managers. While it seems like just yesterday when most major business publications were condemning managers for so-called "style drift," at the peak of Internet mania, BUSINESSWEEK practically drew a line in the sand with an unabashed aggressive growth stance declaring,

  Tied to their old models, many managers didn't "get" the New Economy of high technology and globalization that favored big-cap stocks and altered views on valuation. It's time these managers learned the basics of the information era or got out of the business.

We all know the story ended quite differently by year-end 2000. In fact, the ink was barely dry on the aforementioned advisory when, in a swift reversal, the market turned on the New Economy stocks and re-embraced the tried and true principles of value investing.

Just like the "Death of Equities" and the value-bashing editorial, we expect the continued economic expansion and cultural vitality of Chicago will prove "Chicago Blues" a happy tune. With our civic-minded business community, our excellent location, not to mention our great Mayor--Richard M. Daley--Chicago's future could not be brighter from our Ariel view!

As always, we are cognizant of the fact that stock picking is a very humbling profession, and we appreciate the opportunity to serve you and welcome your comments and suggestions.

Sincerely,

/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack, CFA

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

COMPANY


         [ONEIDA LOGO]

163-181 Kenwood Avenue
      Oneida, NY 13421
        (315) 361-3000
        www.oneida.com

ONEIDA LTD. (NYSE: OCQ) Founded in 1888, Oneida is a leading global manufacturer and marketer of tableware products. It is the dominant supplier of metal flatware to retail and food service channels of distribution, including hotels, restaurants and cruise ships. It is also the leading producer of china dinnerware and an emerging supplier of glassware and crystal in the food service industry.

REASONS FOR RECOMMENDATION

STRONG PRESENCE IN CORE MARKETS

In the world of retail, Oneida has one of the most widely recognized brand names in the bridal area of department stores, claiming 15 of the top 20 selling patterns year after year. Its products are carried by retailers ranging from mass marketers to high-end department stores. In the food service arena, Oneida distinguishes itself with the broadest product line and exceptional customer service. Our numerous conversations with leading distributors and restaurant chains strongly support this conclusion.

SIGNIFICANT COMPETITIVE ADVANTAGE

By virtue of its longevity (113 years in business) and dominant market share in metal flatware (60-70% in food service and 40-50% in retail), Oneida is the king of replacement orders, capitalizing on everyone's desire to match existing patterns. Approximately 70% of Oneida's sales are for replacements as metal flatware is often accidentally thrown in the trash, stolen or damaged, and the cost of switching to a new pattern is very high.

FAVORABLE PROSPECTS

Management's action plan to improve profitability from this year's disappointing levels includes better utilization of its global sourcing capabilities, the elimination of unprofitable products, and an aggressive overhead reduction pro-

IN FOCUS

gram. We expect higher operating margins and lower interest expense to result from these effors. As such, earnings per share are anticipated to rise 30% in calendar year 2001 and 25% in calendar year 2002.

EXTRAORDINARY VALUATION!

When we first began acquiring Oneida shares at $10.50, the stock sold at just
5.1 times our forward 12 month estimated earnings per share, 4.3 times cash flow, and barely one-third of the company's estimated private market value of $29.75. The stock fell out of favor in mid 1999 when management decided to reject an attractive buyout offer of $37.50 and subsequently missed Wall Street's earnings projections in 2000 when the retail side of the business declined unexpectedly. As a result, investors fled the stock, driving it down to very attractive levels for share accumulation. We are particularly excited about the company given its long history, market leadership position, and strong brand name. Although the shares have risen into the mid-teens, we still believe this first-rate company is undervalued. As such, we recommend investors initiate positions in Oneida.

COMPANY

       [ACNIELSEN LOGO]

       177 Broad Street
     Stamford, CT 06901
         (203) 961-3000
      www.acnielsen.com

ACNIELSEN CORPORATION (NYSE: ART) Ariel's investment in ACNielsen was short but sweet. After tracking the company for many months, we began purchasing shares in ACNielsen in early August 2000. Then on December 18, the company announced Dutch media and information group VNU would acquire all of their common stock for $36.75 per share, roughly a 50% premium to the previous day's market price.

The transaction is great for both companies. VNU buys the world's leader in market research for consumer data. It also reunites ACNielsen with its former partner in television ratings, Nielsen Media Research, which VNU bought in August 1999. ACNielsen will gain both flexibility and investment resources, and will continue to build Nielsen/NetRatings, a company that monitors Internet usage, without the pressures associated with the need to meet Wall Street's quarterly earnings estimates.

We were fortunate to be in the right place at the right time so soon after making our investment. However, we are not surprised that VNU found ACNielsen attractive. We commend the efforts of ACNielsen's management to enhance shareholder value while reaffirming our own confidence in the benefits of value investing.

HUNT CORPORATION (NYSE: HUN)# Hunt Corporation was sold from Ariel Fund in the fourth quarter following a prolonged period of disappointing financial performance and our own increasingly negative industry outlook. While Hunt continues to possess a unique portfolio of brands, we believe the company's size makes it difficult to effectively serve the office products industry's consolidated retail base. Moreover, in a world where scale, global reach and marketing prowess are important weapons, Hunt's product line fails to deliver the necessary depth and breadth to effectively compete. In addition to these industry pressures, Hunt's graphics business has not proven to be the growth vehicle the company had forecasted. This business has also become progressively more competitive and Hunt's graphics portfolio does not carry the same branding impact as its traditional office products portfolio, which is a stable yet slow growing business. As a result of our lost conviction, we eliminated our investment in Hunt. We recommend investors sell their shares.


[HUNT LOGO]

One Commerce Square
2005 Market Street
Philadelphia, PA 19103
(215) 656-0300
www.hunt-corp.com

UPDATES

SPECIALTY EQUIPMENT COMPANIES, INC. (FORMERLY NYSE: SEC) History repeats itself. Long-time Ariel investors may recall when we recommended Specialty in the August 1987 issue of THE PATIENT INVESTOR and witnessed a management-led leveraged buyout only 13 months later at more than double the price of our original investment. We repurchased this strong franchise when it went public again in the mid-1990's. On October 16, 2000, United Technologies (NYSE: UTX) announced an agreement to pay $700 million, or $30.50 per share, for Specialty Equipment. This offer generated a solid return for our shareholders. When we recommended the stock for the second time in May 1995, its shares sold for $12.25.

[SPECIALTY EQUIPMENT COMPANIES LOGO]
            1245 Corporate Boulevard
                    AURORA, IL 60504
                      (630) 585-5111
         www.specialty-equipment.com

Specialty Equipment is the second food-service equipment holding in the Ariel portfolios acquired in 2000. As you may recall Ingersoll-Rand (NYSE: IR) purchased Hussmann International last May. The purchasers were attracted to the same qualities we sought--specifically, the food industry's rich generation of excess cash, sustainable high returns and owner-oriented management. We are delighted the intrinsic value of Specialty was again realized for Ariel shareholders and remain committed to identifying similar qualities in our search for new equity investments.

SYBRON INTERNATIONAL (FORMERLY NYSE: SYB) On December 11, 2000, Sybron International completed a spin-off of their dental group, creating Sybron Dental Specialties (NYSE: SYD). Simultaneously, the remaining piece of Sybron International was renamed Apogent Technologies (NYSE: AOT), a company specializing in the production of laboratory products, including plastic labware and microscope slides. As shareholders of the previous Sybron International, Ariel Appreciation Fund now owns the new Apogent. Additionally, for every three shares of Sybron International we owned, Ariel Appreciation received one share of the new Sybron Dental Specialties. Ariel Fund also initiated a position in Sybron Dental.

Both Apogent and Sybron Dental Specialties are leaders in their respective industries. In fact, the new Sybron Dental Specialties is the second largest publicly traded dental company. The spin-off decision focuses each on their respective businesses and allows them to allocate their individual company cash flows as desired.

Currently, Sybron Dental Specialties and Apogent Technologies are both undervalued stocks, with Sybron Dental Specialties trading at $16.85--a 35% discount to its private market value and Apogent Technologies at $18.43--a 38% discount to its private market value. At these attractive levels, we recommend investors accumulate shares of both.

[SYBRON LOGO]
48 Congress Street
Portsmouth, NH 03801
(603) 433-6131
www.sybron.com

TEN LARGEST HOLDINGS
as of December 31, 2000

1  INTERNATIONAL GAME
   TECHNOLOGY
   World's leading supplier of
   computerized gaming devices

2  MCCORMICK & CO., INC.
   World's largest spice company

3  LEE ENTERPRISES
   Diversified media company

4  HORACE MANN
   EDUCATORS CORP.
   Insurance company geared towards
   educators and school employees

5  BRADY CORP.
   Manufacturer and distributor of niche
   industrial safety-related products

6  GREY GLOBAL GROUP, INC.
   Advertising and marketing
   services firm

7  ROUSE CO.
   Retail mall developer

8  MBIA, INC.
   Leading insurer of municipal bonds

9  GRACO, INC.
   Global manufacturer of fluid
   control products

10 HASBRO, INC.
   Prominent toy manufacturer

ARIEL FUND

Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

-------------------------------------------------------------------------------------------------------------------
                         4th Quarter      YTD       1 Year       3 Year       5 Year      10 Year      Life of Fund
-------------------------------------------------------------------------------------------------------------------
ARIEL FUND                 +12.34%      +28.76%    +28.76%      +10.07%      +17.58%      +15.19%        +14.59%
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX          -6.91%       -3.02%     -3.02%       +4.65%      +10.31%      +15.53%        +11.07%
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX    +8.11%      +22.83%    +22.83%       +4.22%      +12.60%      +17.64%        +12.48%

[EDGAR REPRESENTATION OF DATA POINTS FOR BAR CHART]

                             Ariel Fund                                          Russell 2000 Index
Consumer Discretionary         36.28%       Financial Services                          22.2%
Materials and Processing       12.18%       Consumer Discretionary and Services         16.2%
Financial Services             11.80%       Health Care                                 14.7%
Consumer Staples               10.89%       Technology                                  11.5%
Producer Durables              10.88%       Materials and Processing                     9.2%
Cash & Other                   10.08%       Producer Durables                            8.3%
Health Care                     5.60%       Utilities                                    6.3%
Technology                      2.28%       Other Energy                                 4.5%
Integrated Oils                 0.00%       Autos and Transportation                     3.3%
Other Energy                    0.00%       Consumer Staples                             2.6%
Autos & Transportation          0.00%       Cash & Other                                 1.2%
Utilities                       0.00%       Integrated Oils                                0%

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $2 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.

[EDGAR REPRESENTATION OF DATA POINTS FOR LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

      Date           Ariel Fund        S&P 500 Index       Russell 2000 Index
      1986            $10,000            $10,000                $10,000
      1987            $11,367            $10,256                 $8,860
      1988            $15,905            $11,960                $11,065
      1989            $19,900            $15,749                $12,863
      1990            $16,699            $15,260                $10,354
      1991            $22,163            $19,910                $15,122
      1992            $24,763            $21,427                $17,906
      1993            $26,924            $23,587                $21,292
      1994            $25,786            $23,897                $20,904
      1995            $30,581            $32,878                $26,849
      1996            $37,747            $40,426                $31,279
      1997            $51,502            $53,914                $38,274
      1998            $56,595            $69,320                $37,300
      1999            $53,335            $83,912                $45,228
      Dec-00          $68,677            $76,272                $43,862

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investment cannot invest directly in an index.

ARIEL APPRECIATION FUND

Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

-------------------------------------------------------------------------------------------------------------------
                              4th Quarter     YTD      1 Year     3 Year     5 Year     10 Year     Life of Fund
-------------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND         +9.26%      +18.82%    +18.82%    +10.97%    +18.46%    +15.75%       +14.00%
-------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX            -3.59%       +8.25%     +8.25%    +12.11%    +16.69%    +18.28%       +15.26%
-------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX      +9.44%      +19.18%    +19.18%     +7.75%    +15.12%    +17.88%       +14.30%
-------------------------------------------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PLOT POINTS FOR BAR GRAPH]

                               Ariel Appreciation Fund                                          Russell Midcap Index
Consumer Discretionary                 34.85%              Financial Services                            20.8
Financial Services                     25.39%              Technology                                    14.3
Consumer Staples                        9.88%              Consumer Discretionary and Services           13.2
Materials and Processing                6.79%              Utilities                                     11.8
Producer Durables                       6.58%              Health Care                                   10.8
Health Care                             2.63%              Other Energy                                   6.5
Cash & Other                            7.14%              Materials and Processing                       5.5
Utilities                               4.01%              Producer Durables                              5.2
Technology                              2.73%              Autos and Transportation                       4.8
Integrated Oils                         0.00%              Consumer Staples                               4.1
Other Energy                            0.00%              Cash & Other                                   1.6
Autos & Transportation                  0.00%              Integrated Oils                                1.4

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $1 BILLION TO $10 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

[EDGAR REPRESENTATION OF PLOT POINTS FOR LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED
IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

      Date               Ariel Appreciation Fund      S&P 500 Index       Russell Midcap Index
      1989                       $10,000                 $10,000                 $10,000
      1990                        $9,902                  $9,922                  $9,006
      1991                       $13,184                 $12,945                 $12,744
      1992                       $14,930                 $13,932                 $14,826
      1993                       $16,115                 $15,336                 $16,947
      1994                       $14,763                 $15,539                 $16,592
      1995                       $18,330                 $21,378                 $22,308
      1996                       $22,677                 $26,286                 $26,547
      1997                       $31,283                 $35,056                 $34,247
      1998                       $37,398                 $45,074                 $37,705
      1999                       $35,981                 $54,559                 $44,579
      Dec-00                     $42,754                 $49,591                 $48,257

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directely in an index.

TEN LARGEST HOLDINGS
as of December 31, 2000

1  MBIA, INC.
   Leading insurer of municipal bonds

2  INTERNATIONAL GAME TECHNOLOGY
   World's leading supplier of
   computerized gaming devices

3  XL CAPITAL LTD.
   Worldwide insurance company

4  CENTURYTEL, INC.
   Diversified telecommunications
   company

5  HERMAN MILLER, INC.
   One of the country's largest
   manufacturers of office furniture

6  MCCORMICK & CO., INC.
   World's largest spice company

7  ROUSE CO.
   Retail mall developer

8  LEE ENTERPRISES
   Diversified media company

9  HOUGHTON MIFFLIN CO.
   Leading publisher of educational
   textbooks and multimedia products

10 EQUIFAX, INC.
   Consumer credit and check
   processing services company

ARIEL FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)

     Number   COMMON STOCKS-89.91%                            Cost        Market Value
  of Shares
              CONSUMER DISCRETIONARY--36.28%
    440,800   American Greetings Corp.                      $6,388,467     $4,160,050
    458,333   Bob Evans Farms, Inc.                          6,386,916      9,768,222
    212,400   Department 56, Inc.*                           6,710,917      2,442,600
     17,900   Grey Global Group, Inc.                        6,665,105     11,635,000
  1,018,525   Hasbro, Inc.                                  13,414,733     10,821,828
    292,700   International Game Technology*                 4,666,838     14,049,600
    419,300   Lee Enterprises                               10,608,427     12,500,382
    507,750   Leggett & Platt, Inc.                          6,825,118      9,615,516
    241,600   Libbey, Inc.                                   8,403,310      7,338,600
     91,000   Matthews International Corp.                   2,502,830      2,872,188
     69,000   Neiman Marcus Group, Inc.*                     2,086,023      2,453,813
     44,350   Oneida Ltd                                       594,716        823,247
    865,150   ServiceMaster Co.                              9,610,686      9,949,225
    163,500   Valassis Communications, Inc.*                 4,579,597      5,160,469
                                                             ---------      ---------
                                                            89,443,683    103,590,740
                                                            ----------    -----------
              CONSUMER STAPLES--10.89%
    546,800   Dial Corp.                                     6,976,023      6,014,800
    286,900   Longs Drug Stores Corp.                        5,810,084      6,921,463
    363,600   McCormick & Co., Inc.                          9,733,483     13,112,325
    180,300   Smucker (J.M.) Co.*                            4,133,934      5,039,385
                                                             ---------      ---------
                                                            26,653,524     31,087,973
                                                            ----------     ----------

     Number   COMMON STOCKS-89.91% (cont)                     Cost        Market Value
  of Shares
              FINANCIAL SERVICES--11.80%
    387,950   HCC Insurance Holdings, Inc.                  $5,370,920    $10,450,403
    567,575   Horace Mann Educators Corp.                   11,896,331     12,131,916
    149,700   MBIA, Inc.                                     4,682,196     11,096,513
                                                             ---------     ----------
                                                            21,949,447     33,678,832
                                                            ----------     ----------
              HEALTH CARE--5.60%
    149,900   Bausch & Lomb, Inc.                            5,741,773      6,061,582
    204,100   Invacare Corp.                                 5,442,836      6,990,425
    174,250   Sybron Dental Specialties*                     2,752,667      2,940,469
                                                             ---------      ---------
                                                            13,937,276     15,992,476
                                                            ----------     ----------
              MATERIALS AND PROCESSING--12.18%
    353,600   Brady Corp.                                    8,990,925     11,956,100
     69,925   Energizer Holdings, Inc.*                      1,411,956      1,494,647
    630,100   Interface, Inc., Class A                       3,677,395      5,473,994
    436,200   Rouse Co.                                      7,973,922     11,123,100
    553,900   RPM, Inc.                                      5,376,448      4,742,761
                                                             ---------      ---------
                                                            27,430,646     34,790,602
                                                            ----------     ----------
              PRODUCER DURABLES--10.88%
    262,170   General Binding Corp.*                         4,608,893      1,769,648
    261,800   Graco, Inc.                                    7,955,841     10,831,975
    269,700   IDEX Corp.                                     6,848,669      8,933,813
    331,050   Miller (Herman), Inc.                          5,936,470      9,517,688
                                                             ---------      ---------
                                                            25,349,873     31,053,124
                                                            ----------     ----------
     Number   COMMON STOCKS-89.91% (cont)                     Cost        Market Value
  of Shares
              TECHNOLOGY--2.28%
    227,100   Littelfuse, Inc.*                             $6,116,847     $6,500,738
                                                            ----------     ----------

              Total Common Stocks                          210,881,296    256,694,485
                                                           -----------    -----------

  Principal   REPURCHASE AGREEMENT-9.17%
     Amount
$26,185,263   State Street Bank & Trust
              Company Repurchase Agreement,
              4.25%, dated 12/29/2000, repurchase
              price $26,197,628, maturing
              1/2/2001 (collateralized by U.S.
              Treasury Bond, 6.00%,
              2/15/2026)                                    26,185,263     26,185,263
                                                            ----------     ----------

              Total Repurchase Agreement                    26,185,263     26,185,263
                                                            ----------     ----------

              Total Investments-99.08%                    $237,066,559    282,879,748
                                                          ============
              Other Assets less Liabilities-0.92%                           2,630,951
                                                                            ---------
              NET ASSETS-100.00%                                         $285,510,699
                                                                         ============

*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2000

     Number   COMMON STOCKS-94.74%                            Cost       Market Value
  of Shares
              CONSUMER DISCRETIONARY--34.85%
    163,600   Bob Evans Farms, Inc.                         $3,118,558     $3,486,725
    309,450   Carnival Corp.                                 5,293,288      9,534,928
    710,600   Cendant Corp.*                                 7,786,210      6,839,525
    319,750   Harte-Hanks, Inc.                              3,591,159      7,574,078
    949,150   Hasbro, Inc.                                  13,423,798     10,084,719
    251,900   Houghton Mifflin Co.                           8,245,423     11,681,862
    337,300   International Game Technology*                 5,113,956     16,190,400
    419,000   Lee Enterprises                               11,662,599     12,491,437
    536,845   Leggett & Platt, Inc.                          6,596,558     10,166,502
    211,000   McClatchy Company                              7,274,001      8,993,875
    220,000   Newell Rubbermaid, Inc.                        5,381,878      5,005,000
    668,395   ServiceMaster Co.                              6,956,189      7,686,542
    204,800   Tribune Co.                                    6,790,895      8,652,800
                                                             ---------    -----------
                                                            91,234,512    118,388,393
                                                            ----------    -----------
              CONSUMER STAPLES--9.88%
    218,272   The Clorox Co.                                 6,962,153      7,748,656
    301,440   Longs Drug Stores Corp.                        6,608,943      7,272,240
    368,195   McCormick & Co., Inc.                          9,638,094     13,278,032
    321,600   Whitman Corp.                                  5,051,123      5,266,200
                                                             ---------      ---------
                                                            28,260,313     33,565,128
                                                            ----------     ----------
     Number   COMMON STOCKS-94.74% (cont)                     Cost       Market Value
  of Shares
              FINANCIAL SERVICES--25.39%
    314,522   Dun & Bradstreet Corp.                        $5,773,601     $8,138,257
    402,600   Equifax, Inc.                                 11,434,343     11,549,588
    201,100   Franklin Resources, Inc.                       6,270,272      7,661,910
    185,875   H & R Block, Inc.                              6,104,986      7,690,578
    222,300   MBIA, Inc.                                     8,759,014     16,477,987
    235,125   MBNA Corp.                                     2,343,905      8,684,930
    165,700   SunGard Data Systems, Inc.*                    4,492,943      7,808,613
     92,300   T. Rowe Price Associates, Inc.                 3,600,565      3,901,117
    164,400   XL Capital Ltd.                                9,347,522     14,364,450
                                                             ---------     ----------
                                                            58,127,151     86,277,430
                                                            ----------     ----------
              HEALTH CARE--2.63%
    157,700   Bausch & Lomb, Inc.                            6,105,122      6,376,994
    150,900   Sybron Dental Specialties*                     1,334,146      2,546,438
                                                             ---------      ---------
                                                             7,439,268      8,923,432
                                                             ---------      ---------
              MATERIALS AND PROCESSING--6.79%
    161,185   Avery Dennison Corp.                           8,646,721      8,845,027
     80,000   Energizer Holdings, Inc.*                      1,637,367      1,710,000
    490,900   Rouse Co.                                      8,384,950     12,517,950
                                                             ---------     ----------
                                                            18,669,038     23,072,977
                                                            ----------     ----------
              OTHER--1.88%
    212,750   Fortune Brands, Inc.                           5,648,504      6,382,500
                                                             ---------      ---------

     Number   COMMON STOCKS-94.74% (cont)                     Cost       Market Value
  of Shares
              PRODUCER DURABLES--6.58%
    466,300   Miller (Herman), Inc.                         $8,913,240    $13,406,125
    270,100   Pitney Bowes, Inc.                            10,651,609      8,947,063
                                                            ----------      ---------
                                                            19,564,849     22,353,188
                                                            ----------     ----------
              TECHNOLOGY--2.73%
    452,700   Apogent Technologies, Inc.*                    5,700,448      9,280,350
                                                             ---------      ---------
              UTILITIES--4.01%
    381,625   CenturyTel, Inc.                               6,482,638     13,643,094
                                                             ---------     ----------

              Total Common Stocks                          241,126,721    321,886,492
                                                           -----------    -----------
  Principal   REPURCHASE AGREEMENT-5.87%                      Cost       Market Value
     Amount
$19,957,667   State Street Bank & Trust Company
              Repurchase Agreement, 4.25%,
              dated 12/29/2000, repurchase
              price $19,967,092, maturing
              1/2/2001 (collateralized by
              U.S. Treasury Bond, 6.75%,
              8/15/2026)                                   $19,957,667    $19,957,667
                                                           -----------    -----------

              Total Repurchase Agreement                    19,957,667     19,957,667
                                                            ----------     ----------

              Total Investments-100.61%                   $261,084,388    341,844,159
                                                          ============

              Liabilities less Other Assets (0.61)%                        (2,087,400)
                                                                            ---------

              NET ASSETS-100.00%                                         $339,756,759
                                                                         ============

*Non-income producing

                          EQUITY STATISTICAL SUMMARY

ARIEL FUND                                                            EARNINGS PER SHARE
(UNAUDITED)                                                           ------------------
                                                   52 - WEEK
                                                     RANGE        1999      2000       2001       1999      2000      2001    MARKET
                             TICKER     PRICE     -----------    ACTUAL   ESTIMATED  ESTIMATED     P/E       P/E       P/E     CAP.
COMPANY                      SYMBOL   12/31/00    LOW    HIGH   CALENDAR  CALENDAR   CALENDAR   CALENDAR  CALENDAR  CALENDAR   ($MM)
General Binding Corp.         GBND      6.75      5.19   12.00   -0.31      0.17       0.77         NM      39.7       8.8      106
Department 56, Inc.           DFS      11.50      7.44   23.69    2.45      2.03       2.63        4.7       5.7       4.4      154
Oneida Ltd.                   OCQ      18.56     10.06   22.88    2.15      1.67       2.16        8.6      11.1       8.6      304
Interface, Inc.               IFSIA     8.69      3.06   10.00    0.45      0.62       0.87       19.3      14.0      10.0      443
Libbey, Inc.                  LBY      30.38     25.31   33.50    2.63      3.00       3.30       11.5      10.1       9.2      463
Matthews International
  Corp.                       MATW     31.56     20.00   32.50    1.53      1.76       1.98       20.6      17.9      15.9      487
Sybron Dental Specialties     SYD      16.88     13.00   17.81     NM       1.03       1.16         NM      16.4      14.6      593
American Greetings Corp.      AM        9.44      8.19   24.06    1.91      1.20       1.47        4.9       7.9       6.4      600
Littelfuse, Inc.              LFUS     28.63     21.50   51.13    1.16      1.69       1.89       24.7      16.9      15.1      631
The J.M. Smucker Company      SJM      27.95     18.13   29.00    1.27      1.26       1.36       22.0      22.2      20.6      676
Bob Evans Farms, Inc.         BOBE     21.31     12.00   21.69    1.39      1.42       1.56       15.3      15.0      13.7      741
Brady Corp.                   BRC      33.81     24.50   34.94    1.97      2.19       2.47       17.2      15.4      13.7      769
Grey Global Group, Inc.       GREY    650.00    370.00  650.00    4.47     20.68      31.07      145.4      31.4      20.9      814
Graco, Inc.                   GGG      41.38     28.44   42.75    2.75      3.32       3.70       15.0      12.5      11.2      837
Horace Mann Educators
  Corp.                       HMN      21.38     12.00   22.19    1.70      1.18       1.33       12.6      18.1      16.1      866
RPM, Inc.                     RPM       8.56      7.75   11.31    0.88      0.65       0.89        9.7      13.2       9.6      873
Longs Drug Stores, Inc.       LDG      24.13     15.94   26.00    1.76      1.45       1.60       13.7      16.6      15.1      902
IDEX Corp.                    IEX      33.13     22.75   36.00    1.81      2.06       2.16       18.3      16.1      15.3      997
Invacare Corp.                IVC      34.25     18.06   35.75    1.65      1.93       2.19       20.8      17.7      15.6    1,037
The Dial Corp.                DL       11.00      9.88   24.06    1.17      0.48       0.64        9.4      22.9      17.2    1,044
Lee Enterprises               LEE      29.81     19.69   31.56    1.29      1.43       1.78       23.1      20.8      16.7    1,303
HCC Insurance Holdings,
  Inc.                        HCC      26.94     10.94   27.19    1.20      1.23       1.55       22.5      21.9      17.4    1,337
Valassis Communications,
  Inc.                        VCI      31.56     20.50   42.63    2.04      2.23       2.51       15.5      14.2      12.6    1,690
The Neiman Marcus
  Group, Inc.                 NMG.A    35.56     19.38   39.63    2.75      3.14       3.56       12.9      11.3      10.0    1,691
Rouse Company                 RSE      25.50     20.13   27.13    2.97      3.31       3.61        8.6       7.7       7.1    1,753
Hasbro, Inc.                  HAS      10.63      8.38   18.94    1.42     -0.10       0.65        7.5        NM      16.4    1,832
Energizer Holdings, Inc.      ENR      21.38     14.81   24.94    2.23      1.22       1.60        9.6      17.5      13.4    2,018
Bausch & Lomb, Inc.           BOL      40.44     33.56   80.88    2.92      2.56       2.40       13.8      15.8      16.9    2,158
Herman Miller, Inc.           MLHR     28.75     18.38   33.94    1.67      1.90       2.16       17.2      15.1      13.3    2,208
McCormick & Company, Inc.     MKC      36.06     23.75   37.75    1.71      1.98       2.21       21.1      18.2      16.3    2,468
The ServiceMaster Co.         SVM      11.50      8.25   14.94    0.71      0.63       0.67       16.2      18.3      17.2    3,447
International Game
  Technology                  IGT      48.00     17.44   49.38    1.46      1.94       2.53       32.9      24.7      19.0    3,491
Leggett & Platt, Inc.         LEG      18.94     14.19   22.56    1.45      1.33       1.34       13.1      14.2      14.1    3,715
MBIA, Inc.                    MBI      74.13     36.31   76.19    4.72      5.11       5.82       15.7      14.5      12.7    7,291

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.
       NM=Not Meaningful.

ARIEL APPRECIATION FUND                                               EARNINGS PER SHARE
(UNAUDITED)                                                           ------------------
                                                   52 - WEEK
                                                     RANGE        1999      2000       2001       1999      2000      2001    MARKET
                             TICKER     PRICE     -----------    ACTUAL   ESTIMATED  ESTIMATED     P/E       P/E       P/E     CAP.
COMPANY                      SYMBOL   12/31/00    LOW    HIGH   CALENDAR  CALENDAR   CALENDAR   CALENDAR  CALENDAR  CALENDAR   ($MM)
Sybron Dental Specialties    SYD       16.88     13.00   17.81      NM      1.03       1.16         NM      16.4      14.6       593
Bob Evans Farms, Inc.        BOBE      21.31     12.00   21.69    1.39      1.42       1.56       15.3      15.0      13.7       741
Longs Drug Stores, Inc.      LDG       24.13     15.94   26.00    1.76      1.45       1.60       13.7      16.6      15.1       902
Lee Enterprises              LEE       29.81     19.69   31.56    1.29      1.43       1.78       23.1      20.8      16.7     1,303
Houghton Mifflin Company     HTN       46.38     29.50   51.81    1.57      2.20       2.34       29.5      21.1      19.8     1,393
Harte-Hanks, Inc.            HHS       23.69     19.63   28.44    1.02      1.19       1.37       23.2      19.9      17.3     1,591
Rouse Company                RSE       25.50     20.13   27.13    2.97      3.31       3.61        8.6       7.7       7.1     1,753
Hasbro, Inc.                 HAS       10.63      8.38   18.94    1.42     -0.10       0.65        7.5        NM      16.4     1,832
McClatchy Co.                MNI       42.63     28.75   45.13    1.83      1.97       2.15       23.3      21.6      19.8     1,927
Energizer Holdings, Inc.     ENR       21.38     14.81   24.94    2.23      1.22       1.60        9.6      17.5      13.4     2,018
The Dun & Bradstreet Corp.   DNB       25.88     13.00   27.00    1.64      1.50       1.66       15.8      17.3      15.6     2,111
Bausch & Lomb, Inc.          BOL       40.44     33.56   80.88    2.92      2.56       2.40       13.8      15.8      16.9     2,158
Apogent Technologies, Inc.   AOT       20.50     13.39   27.03      NM      1.00       1.16         NM      20.5      17.7     2,159
Herman Miller, Inc.          MLHR      28.75     18.38   33.94    1.67      1.90       2.16       17.2      15.1      13.3     2,208
Whitman Corp.                WH        16.38     10.38   16.44    0.58      0.62       0.75       28.2      26.4      21.8     2,233
McCormick & Company, Inc.    MKC       36.06     23.75   37.75    1.71      1.98       2.21       21.1      18.2      16.3     2,468
The ServiceMaster Co.        SVM       11.50      8.25   14.94    0.71      0.63       0.67       16.2      18.3      17.2     3,447
International Game
  Technology                 IGT       48.00     17.44   49.38    1.46      1.94       2.53       32.9      24.7      19.0     3,491
Leggett & Platt, Inc.        LEG       18.94     14.19   22.56    1.45      1.33       1.34       13.1      14.2      14.1     3,715
H&R Block, Inc.              HRB       41.38     26.94   49.50    2.12      2.22       2.76       19.5      18.6      15.0     3,777
Equifax, Inc.                EFX       28.69     19.88   36.50    1.55      1.68       1.92       18.5      17.1      14.9     4,063
Fortune Brands, Inc.         FO        30.00     19.19   33.25    1.99      2.30       2.52       15.1      13.0      11.9     4,641
CenturyTel, Inc.             CTL       35.75     24.44   47.31    1.69      1.62       1.86       21.2      22.1      19.2     5,028
T. Rowe Price
  Associates, Inc.           TROW      42.27     30.06   49.94    1.85      2.13       2.00       22.8      19.8      21.1     5,149
Avery Dennison Corp.         AVY       54.88     41.13   78.50    2.55      2.85       3.12       21.5      19.3      17.6     6,056
Newell Rubbermaid, Inc.      NWL       22.75     18.25   31.88    1.65      1.71       1.82       13.8      13.3      12.5     6,065
SunGard Data Systems, Inc.   SDS       47.13     23.00   55.00    1.34      1.62       1.93       35.2      29.1      24.4     6,264
Cendant Corp.                CD         9.63      8.13   26.31    1.07      0.90       1.06        9.0      10.7       9.1     7,020
MBIA, Inc.                   MBI       74.13     36.31   76.19    4.72      5.11       5.82       15.7      14.5      12.7     7,291
Pitney Bowes, Inc.           PBI       33.13     24.00   54.13    2.33      2.45       2.69       14.2      13.5      12.3     8,353
Franklin Resources, Inc.     BEN       38.10     24.63   45.63    2.01      2.27       2.40       19.0      16.8      15.9     9,282
The Clorox Company           CLX       45.50     28.38   56.38    1.61      1.78       1.80       28.3      25.6      25.3    10,719
XL Capital Ltd.              XL        87.38     39.00   89.25    3.70      4.50       5.22       23.6      19.4      16.7    10,867
Tribune Company              TRB       42.25     27.88   59.19    1.54      1.28       1.55       27.4      33.0      27.3    12,772
Carnival Corp.               CCL       30.81     18.31   51.25    1.66      1.64       1.76       18.6      18.8      17.5    18,007
MBNA Corp.                   KRB       36.94     19.50   40.13    1.21      1.52       1.85       30.5      24.3      20.0    31,465

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.
       NM=Not Meaningful.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the fourth quarter ended December 31, 2000, Ariel Premier Bond Fund, Institutional Class gained +3.91% and the Investor Class gained +3.80%, which trailed the +4.21% return of the Lehman Brothers Aggregate Bond Index. This has been an unusually difficult and disappointing year for Ariel Premier Bond Fund. Our below-market returns resulted from an overly-optimistic outlook for the economy, wider credit spreads, as well as a small number of poor performing individual holdings.

The Fund's short duration strategy that we initiated in the spring eventually cost the portfolio 0.60% for the year. While we were correct in our outlook, we were simply too early in forecasting the economy's vulnerability and falling interest rate environment. As the year progressed, you will recall we moderated our position in the fall and anticipated the fourth quarter's steeper yield curve. But those insights notwithstanding, the overall result on Ariel Premier Bond Fund was negative.

Beyond our economic forecast, our exposure to credit spreads and a couple of specific holdings hurt performance in 2000. Investment grade spreads widened sharply, particularly in the first quarter. While the Fund's overweight was generally in high quality sectors like mortgages, agencies and asset-backed securities, even these sectors underperformed treasuries. Additionally, the yield spread of a small number of individual holdings widened even more, further penalizing our results.

Our investment outlook changed dramatically toward year-end 2000. With the bad combination of poor stock returns, higher energy prices and a weakening employment picture, the economy has slowed much quicker than expected. As a result, we believe the economy is at risk of a significant period of subpar growth, even if an outright recession is avoided. Accordingly, we expect the Federal Reserve Bank to lower short rates by at least 1.0% over the first part of 2001--and possibly even more if the economy fails to respond. Although we believe the market has already priced much of this easing into current yield levels, this risk of lower rates is still substantial. As such, Ariel Premier Bond Fund's duration is now equal to that of the benchmark. Likewise, since today's credit environment continues to be a minefield and the Fund maintains a high quality emphasis, we are underweighting corporate bonds, holding AAA-rated asset-backed securities and commercial mortgage-backed securities as substitutes. Agency and mortgage holdings are roughly equal to those of the benchmark. Although yield spreads are historically wide and offer an income advantage, we feel a portfolio overweight is still a bit premature.

While 2000 was certainly a challenging year, we are committed to regaining your confidence in our ability to deliver solid performance. As such, we have made several changes in personnel and structure which will focus our most experienced professionals in their areas of expertise. We will work hard to deliver much better returns in 2001. Should you have any questions or need additional information, please do not hesitate to contact us.

Sincerely,

/s/ John W. Rogers, Jr.                     /s/ Kenneth R. Meyer

John W. Rogers, Jr.                         Kenneth R. Meyer
Chairman & CEO                              CEO
Ariel Capital Management, Inc.              Lincoln Capital Management Company

ARIEL PREMIER BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000 (assume reinvestment of dividends and capital gains)

                                           4th Quarter      YTD       1 Year      3 Year      5 Year      Life of Fund
ARIEL PREMIER BOND FUND, INST. CL.           +3.91%       +10.07%     +10.07%     +5.62%      +5.82%         +6.22%
ARIEL PREMIER BOND FUND, INV. CL.            +3.80%        +9.75%      +9.75%     +5.23%        --           +6.15%
LEHMAN BROS. AGGREGATE BOND INDEX            +4.21%       +11.63%     +11.63%     +6.36%      +6.46%         +6.98% (INST.)
                                                                                                             +7.25% (INV.)

[EDGAR REPRESENTATION OF PLOT POINTS FOR BAR CHART]

PORTFOLIO PROFILE - DECEMBER 31, 2000

                                   ARIEL PREMIER                     LEHMAN BROTHERS
                                     BOND FUND+                      AGGREGATE INDEX
                                     % OF TOTAL                        % OF TOTAL
GOVERNMENT & AGENCY                    28.6%                              37.6%
MORTGAGE BACKED                        34.8%                              35.2%
ASSET-BACKED                           21.6%                               1.7%
COMMERCIAL MORTGAGE-BACKED              9.4%                               1.7%
CORPORATE                              10.0%                              23.8%
CASH                                    8.6%                               0.0%

[EDGAR REPRESENTATION OF PLOT POINTS FOR LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN
ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND
COMPARABLE INDEX*

                       ARIEL PREMIER         LEHMAN BROTHERS
                         BOND FUND           AGGREGATE BOND
      DATE          INSTITUTIONAL CLASS          INDEX
     Oct-95              $1,000,000           $1,000,000
     Dec-95              $1,035,122           $1,042,614
     Jun-96              $1,018,867           $1,029,953
     Dec-96              $1,067,709           $1,080,467
     Jun-97              $1,101,595           $1,113,887
     Dec-97              $1,165,544           $1,184,770
     Jun-98              $1,210,570           $1,231,317
     Dec-98              $1,254,703           $1,287,699
     Jun-99              $1,240,901           $1,270,046
     Dec-99              $1,247,569           $1,277,108
     Jun-00              $1,287,588           $1,328,017
     Dec-00              $1,373,199           $1,425,580

[EDGAR REPRESENTATION OF PLOT POINTS FOR LINE GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN
ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS AND
COMPARABLE INDEX*

                       ARIEL PREMIER         LEHMAN BROTHERS
                         BOND FUND           AGGREGATE BOND
      DATE            INVESTOR CLASS             INDEX
     Feb-97               $10,000              $10,000
     Jun-97               $10,265              $10,278
     Dec-97               $10,838              $10,932
     Jun-98               $11,234              $11,361
     Dec-98               $11,621              $11,882
     Jun-99               $11,482              $11,719
     Dec-99               $11,509              $11,784
     Jun-00               $11,867              $12,254
     Dec-00               $12,631              $13,154

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

+Percentages may not equal 100% due to other assets and liabilities.
*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000 (UNAUDITED)

  Par Value   ASSET-BACKED SECURITIES-21.64%                   Cost       Market Value
$   604,852   AmeriCredit Auto Receivables,
              98-B A4, 6.06%, 12/12/2002                      $604,805        $604,835
    650,000   BEA, 1998-2A A2A,
              6.72%, 6/15/2010+                                629,710         581,269
  3,370,000   BMW Vehicle Lease Trust,
              2000-A A4, 6.67%, 10/25/2003                   3,369,897       3,438,323
    470,000   Capital One, 2000,
              7.65%, 4/17/2006                                 468,397         480,749
  1,500,000   Carco Auto Loan Master Trust,
              2000-B A1, 6.81%, 10/17/2005*                  1,499,604       1,515,690
  1,320,000   Comm 2000-FL2 A,
              6.840%, 1/15/2003+*                            1,320,000       1,319,244
  2,200,000   Comm 2000-FL3A A,
              6.93%, 11/15/2003+*                            2,200,000       2,219,030
  1,100,000   Conseco Finance, 2000-F AF2,
              6.98%, 9/15/2015                               1,099,871       1,117,019
  1,150,000   Conseco Finance, 2000-F AF3,
              7.17%, 9/15/2020                               1,149,742       1,171,056
  1,050,000   Contimortgage Home Equity,
              97-4 A5, 6.44%, 12/15/2012                     1,058,730       1,052,854
  1,885,000   Discover Card Master Trust I,
              2000-8 A, 6.81%, 4/15/2006*                    1,885,000       1,885,862

  Par Value   ASSET-BACKED SECURITIES-21.64% (cont)            Cost       Market Value
$   200,000   Distribution Financial Services
              Master Trust, 2000-3 A,
              6.85%, 7/15/2004*                               $200,000        $200,251
  1,800,000   First Omni, 96-AA,
              6.65%, 9/15/2003                               1,814,710       1,801,260
    781,935   Fleetwood, 97-B A,
              6.40%, 5/15/2013                                 780,985         782,592
  1,905,000   Ford Credit Auto Owner Trust,
              2000-G A4, 6.62%, 7/15/2004                    1,904,728       1,937,491
    870,000   Greenpoint Manufacturing,
              2000-1 A2, 7.60%, 11/20/2022                     869,975         896,850
     11,333   Green Tree Financial-MH, 1995-1 A5,
              8.40%, 6/15/2025                                  12,401          11,385
    500,000   Green Tree Financial-MH, 98-4 A4,
              6.09%, 2/1/2030                                  499,952         499,435
  1,415,000   Healthcare Rec., 99-1,
              6.25%, 2/1/2003+                               1,413,735       1,403,482
    795,000   HSBC Mortgage Loan Trust,
              2000-HSB1 A3, 7.11%, 12/16/2030                  795,000         815,829
    340,000   Huntington Auto Trust, 2000-A A3,
              7.33%, 7/15/2004                                 340,450         346,141
    715,746   IMC Excess Cash Flow Sec. Trust,
              97-A A, 7.41%, 11/26/2028+                       715,720         182,372
  1,800,000   Madison Residential Securities
              Funding, 00-1 A, 6.849%, 9/17/2003+*           1,800,000       1,814,868
    719,806   Mellon Residential Funding Corp.,
              2000TBC2 A1, 6.891%, 6/15/2030*                  719,806         715,567

  Par Value   ASSET-BACKED SECURITIES-21.64% (cont)            Cost       Market Value
$   765,000   MMCA Automobile Trust,
              2000-2 A3, 6.78%, 10/15/2004                    $764,979        $775,609
  1,125,000   Navistar Financial Corp. Owner Trust,
              2000-B A4, 6.78%, 9/17/2007                    1,124,840       1,151,903
    510,000   New Holland Equipment Rec.
              Trust, 1999-A A4, 6.80%,
              12/15/2007+                                      505,758         514,594
    795,000   Nissan, 2000 A A-3,
              7.80%, 5/20/2003                                 800,694         811,796
  2,050,000   Pacific Gas & Electric Co., 1997-1 A8,
              6.48%, 12/26/2009                              1,949,198       2,065,334
  2,035,000   PNC Mortgage Securities Corp.,
              2000-9 A3, 7.19%, 9/25/2005                    2,051,903       2,079,302
  1,440,000   Prime, 95-1A, 6.75%, 11/15/2005                1,444,337       1,455,754
    851,978   Prudential Securities Secured
              Financing, 1999-C2 L,
              6.755%, 4/15/2014                                851,979         900,447
    445,820   Railcar Trust, 92-A1,
              7.75%, 6/1/2004                                  456,292         456,534
    140,000   Residential Asset Mortgage
              Products Inc., 2000-RZ2 A3,
              7.30%, 4/25/2023                                 139,984         141,559
    590,000   Residential Asset Sec. Corp.,
              2000-KS5 AI2, 6.935%, 10/25/2020                 589,969         594,419
    168,570   Salomon Brothers Mortgage Sec.,
              97LB6A3, 6.76%, 12/25/2027                       168,367         167,859
    430,000   Sears Credit Account Master Trust,
              1995-5 A, 6.05%, 2/15/2004                       419,243         431,707

  Par Value   ASSET-BACKED SECURITIES-21.64% (cont)            Cost       Market Value
$    60,000   Sears Credit Account Master Trust,
              1999-2 A, 6.35%, 2/16/2007                       $59,212         $60,511
    484,498   Union Acceptance Corp.,
              97AA2, 6.375%, 10/8/2003                         486,621         483,364
    450,000   Union Acceptance Corp., 2000-D A4,
              6.89%, 4/9/2007                                  449,976         462,229
    190,000   World Omni Auto Lease, 00-A A3,
              7.13%, 2/16/2004                                 189,994         193,830
                                                               -------         -------

              Total Asset-Backed Securities                 39,606,564      39,540,205
                                                            ----------      ----------

              COMMERCIAL MORTGAGE-
              BACKED SECURITIES-9.42%

  1,090,000   Banc of America Commercial
              Mortgage Inc., 2000-2 A2,
              7.197%, 5/15/2010                              1,091,976       1,141,222
  2,300,000   Banc One Commercial Mortgage,
              BK1 00-C1A, 6.664%, 10/18/2031+                2,300,040       2,310,557
  1,330,000   Chase Comm Mortgage
              Securities Corp., 2000-3 A2,
              7.319%, 9/15/2010                              1,333,249       1,405,935
    598,310   First Union National Bank
              Commercial Mortgage, 2000-C2 A1,
              6.94%, 4/15/2010                                 598,310         617,068
    320,000   GMAC Commercial, 1997-C1 A3,
              6.869%, 8/15/2007                                305,437         327,774
  1,555,000   GMAC Commercial, 2000-C3 A2,
              6.957%, 11/15/2010                             1,562,640       1,603,810
  2,245,529   MLMI, 97-SD1 A,
              7.125%, 4/1/2004+*                             2,246,448       2,254,444

  Par Value   COMMERCIAL MORTGAGE-                             Cost       Market Value
              BACKED SECURITIES-9.42% (cont)
$   186,586   MLMI, 99-C1 A1,
              7.37%, 6/15/2008                                $188,525        $195,750
    252,151   Newcourt Equipment Trust Securities,
              1999-1 A3, 6.986%, 7/20/2003*                    252,583         252,496
  2,825,000   Nomura Asset Securities Corp.,
              1995-MD3 A1B, 8.15%, 3/4/2020                  3,003,392       3,007,753
  1,605,000   PNC Mortgage Acceptance Corp.,
              2000-C2 A2, 7.30%, 9/15/2010                   1,612,731       1,689,532
    983,821   Prudential Mortgage Capital Co. II,
              2000-C1 A1, 6.981%, 10/6/2010+                   983,822       1,004,541
    785,000   Prudential Securities Corp.,
              1999-C2 A2, 7.193%, 4/15/2009                    781,916         820,876
    550,382   TIAA Retail Commercial Mortgage
              Trust, 1999-1 A, 7.17%, 4/15/2008+               549,060         569,224
                                                               -------         -------

              Total Commercial
              Mortgage-Backed Securities                    16,810,129      17,200,982
                                                            ----------      ----------

              CORPORATE DEBT-9.99%

    675,000   Anheuser-Busch Cos., Inc.,
              6.80%, 1/15/2031                                 671,086         673,918
    925,000   Bank of America, Institutional-B,
              7.70%, 12/31/2026+                               842,295         825,713
    470,000   Bank One Corp.,
              7.625%, 8/1/2005                                 469,125         488,228
    410,000   Boeing Co., 6.875%, 10/15/2043                   368,087         391,861
  Par Value   CORPORATE DEBT-9.99% (cont)                      Cost       Market Value
$ 1,000,000   Citigroup Capital III,
              7.75%, 12/1/2036                              $1,035,228        $936,868
  1,295,000   Consumers Energy CMS,
              6.20%, 5/1/2003                                1,282,101       1,272,156
    600,000   Delta Air Lines, 7.57%, 11/18/2010               600,000         633,336
    295,000   Deutsche Telekom,
              8.25%, 6/15/2030                                 300,648         291,426
    220,000   Duke Energy Field Services,
              7.50%, 8/16/2005                                 219,223         228,959
    220,000   Duke Energy Field Services,
              7.875%, 8/16/2010                                219,751         234,498
    635,000   El Paso Energy, 6.95%, 12/15/2007                633,216         636,558
  1,000,000   Ford Motor Company,
              6.375%, 2/1/2029                                 828,395         818,224
    500,000   General Motors Acceptance Corp.,
              7.75%, 1/19/2010                                 504,920         515,215
    455,000   International Paper Co.,
              8.125%, 7/8/2005+                                454,611         472,115
    610,000   MGM Mirage Inc.,
              8.50%, 9/15/2010                                 628,551         627,808
    290,000   Motorola Inc., 7.625%, 11/15/2010                289,147         298,163
    720,565   Northwest Airlines Corp., 1999-2A,
              7.575%, 3/1/2019                                 720,565         746,203
    400,000   NRG Energy, Inc.,
              9.479%, 9/15/2024+                               394,990         430,304
    625,000   Park Place Entertainment,
              7.95%, 8/1/2003                                  621,178         633,462
    800,000   PPL Corp., 8.375%, 6/15/2007                     800,811         817,964

  Par Value   CORPORATE DEBT-9.99% (cont)                      Cost       Market Value
$   750,000   Spear Leeds & Kellogg LP,
              8.25%, 8/15/2005+                               $747,819        $794,485
    200,000   Sprint Capital Corp.,
              6.125%, 11/15/2008                               181,679         178,369
  1,000,000   Telefonica Europe BV,
              7.75%, 9/15/2010                               1,000,805       1,012,321
    560,000   Unilever Capital Corp.,
              6.875%, 11/1/2005                                557,607         577,912
    345,000   US Airways 2000, 7.89%, 3/1/2019                 345,000         360,159
    290,000   Viacom Inc., C, 7.70%, 7/30/2030                 295,585         304,684
    750,000   Virginia Electric Power,
              6.75%, 2/1/2007                                  752,973         744,419
    625,000   Vodafone Airtouch,
              7.75%, 2/15/2010                                 633,225         646,966
    570,000   Williams Cos., Inc.,
              7.625%, 7/15/2019                                550,280         569,020
    655,000   WorldCom, Inc., 8.25%, 5/15/2010                 645,499         673,350
    435,000   Zurich Capital Trust,
              8.376%, 6/1/2037+                                463,788         421,655
                                                               -------         -------

              Total Corporate Debt                          18,058,188      18,256,319
                                                            ----------      ----------

              U.S. GOVERNMENT AGENCIES-34.86%

              MORTGAGE-BACKED SECURITIES--34.75%

  2,885,000   Fannie Mae, 5.75%, 2/15/2008                   2,676,210       2,862,162
  5,550,000   Fannie Mae, 6.00%, 1/1/2016@                   5,436,615       5,473,688
 21,394,387   Fannie Mae, 6.50%, 4/1/2029                   20,233,438      21,121,596
    270,000   Fannie Mae, Benchmark Bond,
              7.250%, 5/15/2030                                279,345         307,802

  Par Value   U.S. GOVERNMENT AGENCIES-34.86% (cont)           Cost       Market Value

              MORTGAGE-BACKED SECURITIES--34.75% (CONT)

$ 1,825,000   Fannie Mae, Benchmark Note,
              7.125%, 1/15/2030                             $1,868,624      $2,037,049
  8,055,000   Freddie Mac, 7.00%, 7/15/2005                  8,212,849       8,453,537
    125,000   Freddie Mac, 6.625%, 9/15/2009                   122,739         129,941
  1,500,000   Freddie Mac, 6.875%, 9/15/2010                 1,593,889       1,599,165
  6,465,000   Freddie Mac, 6.00%, 1/1/2031@                  6,190,356       6,256,905
  1,123,790   Freddie Mac, Gold,
              6.50%, 11/1/2025                               1,063,646       1,113,830
 13,900,000   Ginnie Mae, 7.50%, 1/1/2031@                  14,138,906      14,125,875
                                                            ----------      ----------

                                                            61,816,617      63,481,550
                                                            ----------      ----------
              OTHER AGENCY ISSUES--0.11%
    192,719   Government Trust Certificate,
              Israel Trust, Series 2E,
              9.40%, 5/15/2002                                 196,912         196,861
                                                               -------         -------

                                                               196,912         196,861
                                                               -------         -------

              Total U.S. Government Agencies                62,013,529      63,678,411
                                                            ----------      ----------

              U.S. GOVERNMENT OBLIGATIONS-28.48%

    245,000   U.S. Treasury Bond,
              8.75%, 5/15/2017                                 316,078         328,941
    205,000   U.S. Treasury Bond,
              9.00%, 11/15/2018                                270,017         284,117
  7,315,000   U.S. Treasury Bond,
              8.125%, 8/15/2021                              8,997,834       9,562,395
    410,000   U.S. Treasury Bond,
              6.125%, 11/15/2027                               441,941         441,291

  Par Value   U.S. GOVERNMENT                                  Cost       Market Value
              OBLIGATIONS-28.48% (cont)

    387,223   U.S. Treasury Bond,
              3.625%, 4/15/2028                                378,319         380,045
    145,000   U.S. Treasury Bond,
              6.125%, 8/15/2029                                158,678         157,914
$    35,000   U.S. Treasury Note,
              5.50%, 5/31/2003                                 $34,360         $35,288
    495,000   U.S. Treasury Note,
              5.25%, 8/15/2003                                 494,297         496,243
  7,508,000   U.S. Treasury Note,
              5.25%, 5/15/2004                               7,455,408       7,532,401
    485,000   U.S. Treasury Note,
              5.75%, 11/15/2005                                498,466         500,781
  8,880,000   U.S. Treasury Note,
              7.00%, 7/15/2006                               9,358,082       9,667,674
  5,745,000   U.S. Treasury Note,
              6.50%, 10/15/2006                              5,903,126       6,131,443
 16,271,203   U.S. Treasury Note,
              3.625%, 1/15/2008                             16,110,440      16,154,246
    330,000   U.S. Treasury Note,
              5.75%, 8/15/2010                                 331,827         345,856
                                                               -------         -------

              Total U.S. Government
              Obligations                                   50,748,873      52,018,635
                                                            ----------      ----------

              COMMERCIAL PAPER-6.99%

  2,000,000   American General Finance Group,
              6.54%, 11/16/2001*                             1,994,913       1,994,913
  3,600,000   Ford Motor Credit,
              6.56%, 11/16/2001*                             3,590,816       3,590,816
  3,600,000   General Motors Corp.,
              6.49%, 11/17/2001*                             3,590,160       3,590,160
  3,600,000   Wells Fargo, 6.54%, 11/16/2001*                3,590,844       3,590,844
                                                             ---------       ---------
  Principal   COMMERCIAL PAPER-6.99% (cont)                    Cost       Market Value
     Amount

              Total Commercial Paper                       $12,766,733     $12,766,733
                                                           -----------     -----------
              REPURCHASE AGREEMENT-1.65%

$ 3,006,635   State Street Bank & Trust Company
              Repurchase Agreement, 4.250%,
              dated 12/29/2000, repurchase price
              $3,008,055 maturing 1/2/2001
              (collateralized by U.S. Treasury
              Bond, 6.00%, 2/15/2026)*                       3,006,635       3,006,635
                                                             ---------       ---------

              Total Repurchase Agreement                     3,006,635       3,006,635
                                                             ---------       ---------


              Total Investments-113.03%                   $203,010,651     206,467,920
                                                          ============


              Liabilities less Other Assets-(13.03)%                       (23,806,289)
                                                                            ----------

              NET ASSETS-100.00%                                          $182,661,631
                                                                          ============

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
@   When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2000.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of The Field Museum and Depaul University.

WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR. Currently, John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is president and director of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards, including Interface Floor Covering Company and the Rehabilitation Institute of Chicago.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric manages Ariel's mid-cap institutional portfolios as well as Ariel Appreciation Fund. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic and corporate boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's co-chief investment officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; Exelon Corporation; and GATX Corporation. He also serves on a number of civic boards.

ARIEL MUTUAL FUNDS

Ariel Investment Trust
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
800.292.7435
312.726.0140
www.arielmutualfunds.com

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